Supplement to
SUMMIT MUTUAL FUNDS, INC.

Summit Pinnacle Series
Zenith Portfolio
S&P 500 Index Portfolio
S&P MidCap 400 Index Portfolio
Balanced Index Portfolio
Nasdaq-100 Index Portfolio
Russell 2000 Small Cap Index Portfolio
EAFE International Index Portfolio
Lehman Aggregate Bond Index Portfolio
Inflation Protected Plus Portfolio
Lifestyle ETF Market Strategy Target Portfolio
Lifestyle ETF Market Strategy Conservative Portfolio
Lifestyle ETF Market Strategy Aggressive Portfolio
Natural Resources Portfolio

(collectively, the "Summit Funds")

Prospectus dated May 1, 2008
Date of Supplement: December 12, 2008

Pursuant to shareholder approval, Calvert Asset Management Company, Inc. ("Calvert") is assuming responsibility as investment advisor to the Summit Funds on December 12, 2008. Accordingly, all general references to Summit Investment Partners, Inc. as the investment advisor should be replaced with reference to Calvert.

In addition, with respect to the other changes to the management of the Portfolios, as approved by shareholders, additional disclosure is being updated as follows:

Pursuant to shareholder approval, the Bond Portfolio has been merged into the Calvert Variable Series, Inc. -- Income Portfolio; so please disregard reference to the Portfolio.

Pursuant to a change in the name of the primary benchmark, the name of the Lehman Aggregate Bond Index Portfolio has been changed to the "Barclays Capital Aggregate Bond Index Portfolio".

Under "PORTFOLIO OPERATING EXPENSES" replace the footnotes with the following:

Pursuant to the terms of the investment advisory agreement, Calvert has agreed to cap total net expenses for each Portfolio through December 12, 2010, at the current net expense rate of the respective Portfolio in effect as of November 30, 2008, exclusive of Acquired Funds Fees and Expenses, as follows: 0.74% for the Zenith Portfolio, 0.38% for the S&P 500 Index Portfolio, 0.54% for the S&P MidCap 400 Index Portfolio - Class I, 0.74% for S&P MidCap 400 Index Portfolio - Class F, 0.60% for the Balanced Index Portfolio, 0.65% for the Nasdaq-100 Index Portfolio, 0.67% for the Russell 2000 Small Cap Index Portfolio - Class I, 0.87% for the Russell 2000 Small Cap Index Portfolio - Class F, 0.95% for the EAFE International Index Portfolio - Class I, 1.15% for the EAFE International Index Portfolio - Class F, 0.58% for the Barclays Capital Aggregate Bond Index Portfolio, 0.75% for the Inflation Protected Plus Portfolio, 0.75% for the Lifestyle ETF Market Strategy Target Portfolio, 0.75% for the Lifestyle ETF Market Strategy Conservative Portfolio, 0.75% for the Lifestyle ETF Market Strategy Aggressive Portfolio, and 0.75% for the Natural Resources Portfolio.

Under "FUND MANAGEMENT - INVESTMENT ADVISER" replace the first paragraph with the following:

The Advisor is Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert provides the Portfolios with investment supervision and management and office space; furnishes executive and other personnel to the Portfolios, and pays the salaries and fees of all Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for approximately 57 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 1, 2008, Calvert had approximately $11.8 billion in assets under management.

Under "FUND MANAGEMENT" replace the chart with the following:
Portfolio	Manager	Role

Zenith	James McGlynn, CFA	Portfolio Manager
	Yvonne Bishop, CFA	Assistant Portfolio Manager

Lifestyle ETF Market Strategy Market	Sub-advised by Summit Investment
Lifestyle ETF Market Strategy Market	Partners
Lifestyle ETF Market Strategy Market	Eugenia M. Simpson, CFA	Team Leader
	D. Scott Keller, CFA	Team Member
	Gary R. Rodmaker, CFA	Team Member
	Michael J. Schultz	Team Member
	William W. Lester, CFA	Team Member
	John Thompson, CFA	Team Member
	James Mikus, CFA	Team Member

Natural Resources	Sub-advised by Summit Investment
Partners
	Gary R. Rodmaker, CFA	Team Leader
	D. Scott Keller, CFA	Team Member
	Ryan D. Johnson, CFA	Team Member

Inflation Protected Plus	Sub-advised by Summit Investment
Partners
	Gary R. Rodmaker, CFA	Portfolio Manager
	Michael J. Schultz	Portfolio Manager
	D. Scott Keller, CFA	Portfolio Manager

S&P 500 Index	Sub-advised by Summit Investment
S&P MidCap 400 Index	Partners
Russell 2000 Small Cap Index	Gary R. Rodmaker, CFA	Team Leader
Nasdaq-100 Index	Kevin L. Keene	Team Member

Balanced Index	Sub-advised by Summit Investment
Barclays Capital Aggregate Bond Index	Partners
	Gary R. Rodmaker, CFA	Portfolio Manager
	D. Scott Keller, CFA	Portfolio Manager

EAFE International Index	Sub-advised by World Asset
Management, Inc.
	Theodore D. Miller	Portfolio Manager

Under "SUBADVISER" insert the following:

Summit Investment Partners ("Summit"), 312 Walnut Street, Suite 2500, Cincinnati, OH 45202, is the investment subadvisor to the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Barclays Capital Aggregate Bond Index Portfolio, Inflation Protected Plus Portfolio, Lifestyle ETF Market Strategy Target Portfolio, Lifestyle ETF Market Strategy Conservative Portfolio, Lifestyle ETF Market Strategy Aggressive Portfolio, and Natural Resources Portfolio. Summit is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), organized in 1867 under the laws of Ohio. Union Central is an indirect subsidiary of UNIFI Mutual Holding Company ("UNIFI").

The Subadviser provides, subject to the Advisor's direction, a portion of the investment advisory services for which the Advisor is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Portfolio. As compensation for its services, Summit receives a monthly fee computed on a daily basis, at an annual rate of 50% of the balance of the advisory fee (less reimbursements, and less platform fees*), based on the current value of net assets for each Portfolio.

* Those non-sales related revenue sharing fees, which may include service and recordkeeping fees, generated by the Portfolios' participation on third party investment platforms.

As a reference point, the advisory fee for each Portfolio (payable to the Advisor by Summit Mutual Funds, Inc.) is as follows:

S&P 500 Index Portfolio	0.25%
S&P MidCap 400 Index Portfolio	0.30%
Balanced Index Portfolio	0.30%
Nasdaq-100 Index Portfolio	0.35%
Russell 2000 Small Cap Index Portfolio	0.35%
EAFE International Index Portfolio	0.56%
Barclays Capital Aggregate Bond Index Portfolio	0.30%
Inflation Protected Plus Portfolio	0.50%
Lifestyle ETF Market Strategy Target Portfolio	0.55%
Lifestyle ETF Market Strategy Conservative Portfolio	0.55%
Lifestyle ETF Market Strategy Aggressive Portfolio	0.55%
Natural Resources Portfolio	0.55%

The fee is paid by the Advisor, not the respective Portfolios.

Mr. Lester is a Director and President and CEO of Summit Investment Partners. He has been affiliated with Summit since January 1, 2006. Mr. Lester is also a Director and President and CEO of Summit Investment Advisors, Inc. ("SIA," formerly known as Ameritas Investment Advisors, Inc.), an investment advisory firm that is affiliated with Summit and has been an employee of SIA since 1984. He has 27 years of investment management experience. Mr. Lester is also President of Summit Mutual Funds, Inc.

Mr. Rodmaker is Managing Director of Summit Investment Partners and a Portfolio Manager for Investment Grade and High Yield Corporate Bond and Index accounts. He has been affiliated with Summit since 1989 and has 21 years of investment management experience.

Mr. Thompson is a Managing Director of Summit Investment Partners, and has been affiliated with the Adviser since January 1, 2006. Mr. Thompson is also Managing Director, Equities and Surplus Investment Strategies of SIA. Mr. Thompson has been an employee of SIA since 1995 and has 18 years of investment management experience.

Mr. Schultz is Managing Director of Summit Investment Partners and has been affiliated with Summit since 1992. He has 26 years of investment management experience.

Mr. Mikus is a Managing Director of Summit Investment Partners, and has been affiliated with Summit since January 1, 2006. Mr. Mikus is also Managing Director, Fixed Income of SIA where he has been employed since 1985. He has 23 years of investment management experience.

Ms. Simpson is a Portfolio Manager for Summit Investment Partners, and has been affiliated with Summit since January 1, 2006. Ms. Simpson is also Director, Wealth Management of SIA where she has been employed since 2002. She has 26 years of investment management experience.

Mr. Keller is a Portfolio Manager for Summit Investment Partners. He joined Summit in 2000 and has nine years of experience in the investment industry.

Mr. Johnson is an Equity Analyst for Summit Investment Partners, and has been affiliated with Summit since January 1, 2006. Mr. Johnson is also an Equity Analyst of SIA where he has been employed since 2004. He has four years of investment management experience.

Mr. Keene is an equity index and derivatives analyst for Summit Investment Partners. He joined Summit in 2006 and is a Level III CFA candidate.

Under "Excessive Trading" replace with the following:

Market Timing Policy
In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. There is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of the Portfolio through a financial intermediary which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by a financial intermediary may be quite dissimilar from the policies adopted by the Fund's Board of Directors. The Board of Directors has authorized Fund management to defer to the market timing policies of any financial intermediary that distributes shares of the Portfolio through an omnibus account if the financial intermediary's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the financial intermediary through which the shareholder holds shares of the Portfolio has been authorized by Fund management to apply its own market timing policies in lieu of the policies adopted by the Fund's Board of Directors. In the event of any such authorization, shareholders should contact the financial intermediary through which the shares of the Portfolio are held for more information on the market timing policies that apply to those shares.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Portfolio. Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further market timing activity in the Portfolio by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice), or withdraw all or any part of the offering made by this prospectus.

Replace the last page with the following:

For investors who want more information about the Portfolio, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders.

Statement of Additional Information (SAI): The SAI for the Portfolios provides more detailed information about each Portfolio, including a description of each Portfolio's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

Each Portfolio's portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of each Portfolio. Each Portfolio also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. The filings are publicly available at the SEC.

You can get free copies of reports and the SAI, request other information, and discuss your questions about each Portfolio by contacting your financial professional, or the Portfolio at:

Calvert Group, Ltd.
4550 Montgomery Ave
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-317-2274

Each Portfolio also makes available its SAI and its Annual and Semi-Annual Reports free of charge, on Calvert's website at the following Internet address:
www.calvert.com

You can review information about the Portfolios (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File: 811-04000 Summit Mutual Funds, Inc.

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